UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 24, 2020

Date of Report (Date of earliest event reported)

Ovintiv Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-234526	84-4427672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 370 – 17th Street, Suite 1700 Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

Registrant’s telephone number, including area code: (303) 623-2300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Completion of Reorganization

On January 24, 2020, Encana Corporation (“Encana”) completed its previously announced reorganization transactions (the “Reorganization”), which included (i) a plan of arrangement under the Canada Business Corporations Act (the “CBCA”), pursuant to which, among other things, Encana completed a share consolidation on the basis of one post-consolidation share for each five pre-consolidation shares (the “Share Consolidation”) and Ovintiv Inc. (“Ovintiv”) ultimately acquired all of the issued and outstanding common shares of Encana (“Encana Common Shares”) in exchange for shares of Ovintiv on a one-for-one basis and became the parent company of Encana and its subsidiaries (collectively, the “Arrangement”) and (ii) following completion of the Arrangement, Ovintiv migrated out of Canada and became a Delaware corporation.

As a result of the Reorganization, former holders of Encana Common Shares hold one share of common stock, par value $0.01 per share, of Ovintiv for each five Encana Common Shares owned immediately prior to the Reorganization, but the business, assets, liabilities, directors and officers of Ovintiv continue to be the same as the business, assets, liabilities, directors and officers of Encana immediately prior to the Reorganization.

The issuance of Ovintiv common stock pursuant to the Reorganization was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-234526), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 11, 2019. For additional information regarding the Reorganization, please refer to the proxy statement/prospectus filed with the SEC on December 11, 2019 pursuant to Rule 424(b)(3) under the Securities Act (the “Proxy Statement/Prospectus”).

Prior to the Reorganization, the Encana Common Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (the “TSX”). The Encana Common Shares were suspended from trading on the NYSE and the TSX prior to the opening of trading on January 27, 2020 and Encana has requested that the NYSE file with the SEC a Form 25 to remove the Encana Common Shares from listing on the NYSE and registration under Section 12(b) of the Exchange Act.

Pursuant to Rule 12g-3(a) under the Exchange Act, Ovintiv is the successor issuer to Encana, Ovintiv’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and Ovintiv is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Ovintiv hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Ovintiv’s common stock will begin trading on the NYSE and the TSX at the opening of trading on January 27, 2020 and will trade under the symbol “OVV.” The CUSIP number for Ovintiv’s common stock is 69047Q 102.

Item 1.01	Entry into a Material Definitive Agreement.

Effective upon the completion of the Reorganization, Ovintiv entered into indemnification agreements (the “Indemnification Agreements”) with Ovintiv’s directors and officers. With specified exceptions, these Indemnification Agreements provide for indemnification against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by any of these individuals in any action, suit or proceeding, to the fullest extent permitted by applicable law.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of differences between Delaware law and the CBCA, there are differences between the rights of a stockholder of Ovintiv under Delaware law and the rights of a former holder of Encana Common Shares as a shareholder of Encana under the CBCA. In addition, there are differences between the organizational documents of Ovintiv and Encana. Information regarding these differences is included in the Proxy Statement/Prospectus under the heading “Comparison of Rights of Encana Shareholders and Ovintiv Stockholders” and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the Reorganization, the same persons serving as directors and officers of Encana immediately prior to the completion of the Reorganization became the directors and officers of Ovintiv. In addition, Ovintiv replicated the committees of its board of directors, and the membership thereof, which previously were in place for Encana. Information regarding Ovintiv’s directors and officers is included in the Proxy Statement/Prospectus under the heading “Information Concerning Ovintiv—Directors and Officers of Ovintiv” and is incorporated herein by reference.

Incentive Plans

In connection with the completion of the Reorganization, Encana assigned to Ovintiv, and Ovintiv assumed, all of Encana’s rights and obligations under (i) the Omnibus Incentive Plan of Encana Corporation, (ii) the Encana Corporation Employee Stock Option Plan, (iii) the Encana Corporation Employee Stock Appreciation Rights Plan, (iv) the Performance Share Unit Plan for Employees of Encana Corporation, (v) the Restricted Share Unit Plan for Employees of Encana Corporation, (vi) the Deferred Share Unit Plan for Employees of Encana Corporation, (vii) the Restricted Share Unit Plan for Directors of Encana Corporation, and (viii) the Deferred Share Unit Plan for Directors of Encana Corporation (collectively, the “Encana Incentive Plans”) and all awards and grants thereunder as a successor to Encana thereunder, and each outstanding Encana incentive award thereunder was exchanged for an Ovintiv incentive award that is subject to substantially the same terms and conditions as the exchanged Encana incentive award, except, in the case of equity-based Encana incentive awards, the security issuable upon exercise or settlement of the Ovintiv incentive award, as applicable, will be a share of Ovintiv common stock (or its cash equivalent) rather than an Encana Common Share (or its cash equivalent), all as adjusted for the Share Consolidation. A description of the treatment of the Encana Incentive Plans and Encana incentive awards is included in the Proxy Statement/Prospectus under the heading “The Reorganization—Effect of the Reorganization on the Encana Incentive Awards” and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the Reorganization, Ovintiv filed a Certificate of Incorporation on January 24, 2020 with the office of the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 (the “Certificate of Incorporation”) and incorporated herein by reference. In addition, Ovintiv adopted bylaws on January 24, 2020, a copy of which is attached hereto as Exhibit 3.2 (the “Bylaws”) and incorporated herein by reference. Exhibit 99.1 contains a description of Ovintiv’s capital stock, which description is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation and Bylaws.

Item 8.01	Other Events.

On January 24, 2020, Encana issued a news release announcing the completion of the Reorganization. A copy of the news release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 3.1	Ovintiv Certificate of Incorporation

Exhibit 3.2	Ovintiv Bylaws

Exhibit 4.1	Specimen Common Stock Certificate

Exhibit 10.1	Form of Indemnification Agreement

Exhibit 99.1	Description of Capital Stock

Exhibit 99.2	News Release dated January 24, 2020

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Ovintiv Certificate of Incorporation

Exhibit 3.2	Ovintiv Bylaws

Exhibit 4.1	Specimen Common Stock Certificate

Exhibit 10.1	Form of Indemnification Agreement

Exhibit 99.1	Description of Capital Stock

Exhibit 99.2	News Release dated January 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2020

OVINTIV INC. (Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary